UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K /A

CURRENT REPORT
Pursuant to Section 13 OR 15(D) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    30 March 2012

ALL GRADE MINING, INC.
(Exact name of registrant as specified in its charter)

Colorado                0000823544
State of Incorporation              CIK №.

370 W. Pleasantview Ave. Suite 163, Hackensack, NJ 07601
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: Phone: (201) 788-3785

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02:   Non-Reliance on Previously Issued Financial Statements.

On April 20, 2012, All Grade Mining, Inc.’s Independent Registered Public Accounting firm advised the Company it had incorrectly computed its derivative liabilities during its recently completed second and thirds quarters. Therefore the Company’s quarterly reports filed on October 5, 2011 and November 16, 2011,respectively will be restated and should no longer be relied upon. The Company is currently in the process of preparing the amended filings which will be filed as soon as possible.

In accordance with Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

All Grade Mining, Inc.:

By:	/s/ Gary Kouletas
Name:	Gary Kouletas
Title:	President, Chief Executive Officer
Date:	26 April 2012